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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                November 6, 2001
                Date of Report (Date of earliest event reported)

                          APCOA/STANDARD PARKING, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                  333-50437                    16-1171179
(State of Incorporation)   (Commission File Number)           (IRS Employer
                                                           Identification No.)

                             900 N. Michigan Avenue
                          Chicago, Illinois 60611-1542
                     (Address of Principal Executive Office)

                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)


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Item 5.   Other Events and Regulation FD Disclosure.

          On November 5, 2001, APCOA/Standard Parking, Inc. issued a press release regarding the resignation of Myron C. Warshauer from his positions as Director and Chief Executive Officer of APCOA/Standard Parking, Inc. A copy of this press release is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

     (a)  Financial Statements:

                 None.

     (b)  Pro Forma Financial Information:

                 None.

     (c)  Exhibits:

                 99.1  Press Release dated November 5, 2001.





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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APCOA/Standard Parking, Inc.


DATE:  November 6, 2001                 By:      /s/ Robert N. Sacks
                                            -------------------------------
                                                    Robert N. Sacks
                                            General Counsel and Secretary